Exhibit 10.2
Supplement to the Collateral Agreement
SUPPLEMENT NO. 1 (this “Supplement”), dated as of September 2, 2020 to the Collateral Agreement dated as of April 3, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among EDGEWELL PERSONAL CARE COMPANY (the “Borrower”), each Subsidiary Loan Party listed on the signature pages thereof and each other Subsidiary Loan Party that becomes a party thereto after the date thereof (together with the Borrower, the “Pledgors”) and BANK OF AMERICA, N.A., as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties.
A. Reference is made to the Credit Agreement, dated as of March 28, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, Bank of America, N.A., as Administrative Agent, and the other parties party thereto.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.
C. The Pledgors have entered into the Collateral Agreement pursuant to the requirements set forth in Section 5.10 of the Credit Agreement. Section 5.16 of the Collateral Agreement provides that additional Subsidiary Loan Parties may become Pledgors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Collateral Agreement.
Accordingly, each New Subsidiary agrees as follows:
SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, such New Subsidiary by its signature below becomes a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Pledgor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Pledgor thereunder and (b) makes each of the representations and warranties in the Collateral Agreement solely with respect to itself (with references to the schedules therein being references to the schedules hereto and with references to the Closing Date therein being deemed references to the date hereof) and its assets and Collateral as of the date hereof. Such New Subsidiary represents and warrants that set forth under its signature hereto is the true and correct legal name of such New Subsidiary, its jurisdiction of organization and the location of its chief executive office. In furtherance of the foregoing, such New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of such New Subsidiary’s right, title and interest in and to the Collateral of such New Subsidiary; provided that, for the avoidance of doubt, the Collateral shall not include any Excluded Property or Excluded Securities. Each reference to a “Pledgor” in the Collateral Agreement shall be deemed to include each New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. Each New Subsidiary has attached hereto Schedules II through IV which reflect information relating to the undersigned that would have been required to be disclosed on Schedules II through IV if the undersigned were a party to the Collateral Agreement on the Closing Date, and each of the undersigned hereby certifies, as of the date first above written, that such schedules have been prepared by each of the undersigned in substantially the form of the equivalent schedules to the Collateral Agreement and are complete and correct in all material respects. Schedules II through IV hereto shall supplement Schedules II through IV to the Collateral Agreement.
SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 5.1 of the Collateral Agreement.
SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.
[Signature Page Follows]

IN WITNESS WHEREOF, each New Subsidiary has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

CREMO HOLDING COMPANY, LLC
By:  /s/ Rod Little
Name:  Rod Little
Title: President
Address: c/o Edgewell Personal Care Company
        6 Research Drive
        Shelton, CT 06484
Legal Name: Cremo Holding Company, LLC
Jurisdiction of Formation: California

CREMO COMPANY, LLC
By:  /s/ Rod Little
Name:  Rod Little
Title: President
Address: c/o Edgewell Personal Care Company
        6 Research Drive
        Shelton, CT 06484
Legal Name: Cremo Company, LLC
Jurisdiction of Formation: California

[Signature Page to Supplement to Collateral Agreement]